                                                                     EXHIBIT 4.3


CERTIFICATE FOR                                                 CERTIFICATE FOR
NOT MORE THAN                                                    NOT MORE THAN
   100,000                                                           100,000
   SHARES                                                            SHARES

           NUMBER                                           SHARES


        COMMON STOCK                                     COMMON STOCK

                            THE GILLETTE COMPANY
          ---INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE---
               THIS CERTIFICATE IS TRANSFERABLE EITHER IN BOSTON,
                   MASSACHUSETTS OR IN NEW YORK, NEW YORK.


                                                           CUSIP 375766 10 2

        This is to Certify that                           is the owner of
                               SPECIMEN         SPECIMEN

                                                          SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

                            FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                            COMMON STOCK WITH THE PAR VALUE OF $1.00 EACH

                                        CERTIFICATE OF STOCK

of The Gillette Company transferable upon the books of the Corporation by said owner in person or by duly authorized attorney, upon the surender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the Corporation has caused facimiles of the signatures of its proper officers and of its seal to be hereunto affixed.

                                       [SEAL]     Dated

                                                        The Gillette Company

                                                    By
                     [SIG]                               [SIG]
                         TREASURER                            CHAIRMAN
                                                            OF THE BOARD

COUNTERSIGNED AND REGISTERED:
     THE FIRST NATIONAL BANK OF BOSTON
                           - TRANSFER AGENT
                             AND REGISTRAR.

BY
      [SIG]
                    AUTHORIZED SIGNATURE



                                    11-A

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Renewed Rights Agreement between The Gillette Company (the "Company") and the First National Bank of Boston (the "Rights Agent") dated as of December 14, 1995, as the same may be amended, restated, renewed or extended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned (as such term is defined in the Rights Agreement) by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

                              THE GILLETTE COMPANY

     The Corporation will furnish without charge to each holder of any security of the Corporation who so requests a statement of (a) the powers, designations, preferences and relative, participating, optional or other special rights of each class of securities or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights and (b) the terms upon which, including the time or times at or within which, and the price of prices at which, shares of capital stock may be purchased from the Corporation upon the exercise of any right, option or other security of the Corporation evidenced by this certificate, which statement is incorporated herein by reference.

     The following abbreviations, when used in the inscription on the face of this Certificate,shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM      - as tenants in common                     UNIF GIFT MIN ACT -             Custodian
                                                                                   -----------------------------
     TEN ENT      - as tenants by the entireties                                    (Cust)               (Minor)
                                                                                   under Uniform Gifts to Minors
     JT TEN       - as joint tenants with right of                                 Act
                    survivorship and not as tenants                                    -------------------------
                    in common                                                                   (State)

                 Additional abbreviations may also be used though not in the above list.

    For value received,_______________hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


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________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock in the books of the within named
Corporation with full power of substitution in the premises.
Dated,
      ------------------

                                             ----------------------------------


Signature Guaranteed:
                     --------------------------------------------------------
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.





                                       11-B